FOUNDERS FUNDS, INC.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998
       (AS PREVIOUSLY SUPPLEMENTED DECEMBER 7, 1998 AND FEBRUARY 1, 1999)

MERGER OF FOUNDERS FRONTIER FUND INTO FOUNDERS DISCOVERY FUND

At a meeting of the Board of Directors of the Founders Funds held on March 12, 1999, the Board approved, subject to shareholder approval, a merger of Frontier Fund into Discovery Fund (the "Merger Plan"). The Merger Plan provides for the transfer of all assets of Frontier Fund to Discovery Fund, the assumption by Discovery Fund of all of Frontier Fund's liabilities, and the distribution of Discovery Fund shares to Frontier Fund shareholders. Thereafter, Frontier Fund would cease to exist. The end result would be that Frontier Fund shareholders would become Discovery Fund shareholders, holding shares of equivalent value to the Frontier Fund shares held by them immediately prior to the merger. The Funds will obtain an opinion of counsel that the merger will constitute a tax-free reorganization for federal income tax purposes. Prior to the merger, the investment policies of Discovery Fund will be changed to permit the Fund to invest in companies with market capitalizations or annual revenues of up to $1.5 billion, the current maximum limit for Frontier Fund.

It is currently expected that Frontier Fund shareholders will be asked to approve the Merger Plan at a special meeting of shareholders to be held in or about July 1999. A proxy statement will be mailed before the meeting to Frontier Fund shareholders. If the Merger Plan is approved, the merger will become effective in or about August 1999.

INVESTMENT POLICIES

The section of the Funds' prospectus entitled "Investment Policies and Risks" is hereby amended as set forth below:

The subsection entitled "Foreign Currency Transactions" is hereby amended on page 34 by revising the third paragraph of the subsection to read as follows:

     In addition, all of the Funds (with the exception of Money Market Fund) are permitted to enter into forward contracts as a hedge against fluctuations in foreign exchange rates during the time the Funds hold foreign securities.

     When we believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Funds may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, the Funds may engage in "proxy hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated, with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. Under normal circumstances, we will consider the possibility of changes in currency exchange rates as part of the Funds' long-term investment strategies.

The subsection entitled "Rule 144A and Illiquid Securities" is hereby amended on page 35 by revising the first paragraph of the subsection to read as follows:

     RULE 144A AND ILLIQUID SECURITIES. Each of the Funds may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities are restricted, meaning that they cannot be resold to the public without registration under the Securities Act of 1933. However, Rule 144A securities may have a liquid market among qualified institutional investors such as the Funds.

The subsection entitled "Derivatives: Futures Contracts and Options" is hereby amended on page 36 to read as follows:

     DERIVATIVES: FUTURES CONTRACTS AND OPTIONS. In order to hedge their portfolios, all Funds except Money Market Fund may enter into futures contracts. In addition, all of the Funds (except Money Market Fund) may purchase and/or write options on securities, securities indices, futures contracts and foreign currencies for hedging purposes. The successful use of these instruments draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest.

     All of these practices entail risks and can be highly volatile. Should interest or exchange rates, or the prices of securities or financial indices, move in an unexpected manner, the Funds may not achieve the desired benefits of these instruments or may realize losses and thus be in a worse position. In addition, the markets for these instruments may not be liquid. These instruments and their risks are discussed in greater detail in the Statement of Additional Information.

The subsection entitled "Investment Restrictions" is hereby amended on page 38 by revising the first paragraph to read as follows:

     INVESTMENT RESTRICTIONS. The investment objective of each Fund is fundamental and may not be changed without a vote of the Fund's shareholders. In addition, certain restrictions set forth in the Statement of Additional Information may not be changed without the approval of the Fund's shareholders. For example, a Fund may not borrow money except to the extent permitted under the Investment Company Act of 1940, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

The date of this Supplement is March 26, 1999.

                              FOUNDERS FUNDS, INC.
              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1998

THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT OBJECTIVES AND POLICIES" IS HEREBY AMENDED ON PAGES 3 THROUGH 11 (UP TO THE SUBHEADING "RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS") TO READ AS
FOLLOWS:

In order to hedge their portfolios, the Funds may enter into futures contracts (including those related to indices) and forward contracts, and may purchase and/or write (sell) options on securities, securities indices, futures contracts and foreign currencies. Each of the these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.

OPTIONS ON SECURITIES INDICES AND SECURITIES

An option is a right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indices), the buyer pays a premium to the seller (the "writer" of the option). Options have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option and selling the underlying security, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. However, the gain may be offset by a decline in the market value of the underlying security. If an option is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

      So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of an option generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

      All of the Funds (except the Money Market Fund) may write (sell) options on their portfolio securities. The Funds retain the freedom to write options on any or all of their portfolio securities and at such time and from time to time as Founders shall determine to be appropriate. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions.

      When a Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

      A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

      Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

     All of the Funds (except the Money Market Fund) may purchase options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indices are similar to options on securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Funds purchase put options on stock indices to protect the Funds' portfolios against decline in value. The Funds purchase call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indices also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indices may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by a Fund.

      Upon purchase by a Fund of a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call. Upon purchase by the Fund of a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index. Buying securities index options permits the Funds, if cash is deliverable to them during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

      The Funds may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Funds may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Funds' portfolios.

      Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders. As of the date of this SAI, Founders believes that these limitations will not affect the purchase of securities index options by the Funds.

      The value of a securities index option depends upon movements in the level of the securities index rather than the price of a particular securities.

Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing call and put options on securities indices involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

      One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

FUTURES CONTRACTS

All of the Funds (except the Money Market Fund) may enter into futures contracts for hedging purposes. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

      Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

      The Funds also may enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, Eurodollar deposits, Mexican peso, Australian dollar and the Brazilian real.

      Futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices that reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

      The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

     A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put. The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions that are used as part of a Fund's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

      Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract.

      Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS

All of the Funds (except the Money Market Fund) may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities and Securities Indices," above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

OPTIONS ON FOREIGN CURRENCIES

All of the Funds (except the Money Market Fund) may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT OBJECTIVES AND POLICIES" IS HEREBY AMENDED ON PAGES 14 THROUGH 18 TO REVISE THE SUBSECTIONS ENTITLED "FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN
CURRENCIES,"  "ILLIQUID  SECURITIES"  AND  "RULE  144A  SECURITIES"  TO  READ AS
FOLLOWS:

FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES

      The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. The Funds will not speculate in forward contracts.

      Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Funds may each enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, these Funds may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Frontier Fund does not intend to sell such foreign currencies on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such foreign currency sales. The Funds generally will not enter into forward contracts with a term greater than one year. In addition, the Funds generally will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Funds to deliver an amount of foreign currency or a proxy currency in excess of the value of the Funds' portfolio securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the respective Funds' limitation on investing in illiquid securities, as discussed below.

      At the consummation of a forward contract for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

      Dealings in forward contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

ILLIQUID SECURITIES

      As discussed in the Prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable (10% in the case of the Money Market Fund). A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% and 10% limitations, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

      A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

RULE 144A SECURITIES

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

      The Board of Directors of the Funds has delegated to Founders the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly.

THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT RESTRICTIONS" IS HEREBY AMENDED ON PAGES 26 THROUGH 39 TO READ AS FOLLOWS:

                             INVESTMENT RESTRICTIONS

Each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares. Investment restrictions number 8 through 14 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the Company's Board members at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation.

Fundamental Investment Restrictions

No Fund may:

1. Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to Money Market Fund, the limitation shall not apply to obligations of domestic commercial banks.

2. Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

4. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

5. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

Non-Fundamental Investment Restrictions

No Fund may:

8. Purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer, except that obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased without regard to any such limitation.

9. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

10. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

12. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Founders Money Market Fund).

13. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

14. The Government Securities Fund may not invest more than 5% of the value of its net assets in equity securities.

In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "DIRECTORS AND OFFICERS" IS HEREBY AMENDED ON PAGES 39 AND 40 TO REPLACE THE BIOGRAPHICAL INFORMATION REGARDING THE DIRECTORS WITH THE FOLLOWING:

The directors of the Company, their principal occupations for the last five years and their affiliations, if any, with Founders, are as follows:

   JAY A. PRECOURT
   328 Mill Creek Circle
   Vail, CO  81657
      Chairman of the Board of the Company
         Retired. Formerly (1988 to 1998), President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, L.L.C., Houston, Texas. Director, Halliburton Company, Dallas, Texas; Director, The Timken Company, Canton, Ohio. Until 1988, President of the Energy Related Group and Director, Hamilton Oil Corporation, Denver, Colorado. Born: July 12, 1937.

   EUGENE H. VAUGHAN, JR., CFA
   6300 Texas Commerce Tower
   Houston, Texas
      Vice Chairman of the Board and Director of the Company President and Chief
         Executive Officer, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm, Houston, Texas. Founding Chairman and
         Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts;

         Past Chairman and Director, Financial Analysts Federation; Trustee, Vanderbilt University. Born: October 5, 1933.

   ALAN S. DANSON
   3005A Booth Falls Road
   Vail, Colorado
      Director of the Company
         Director and Senior Vice President, OptiMark Technologies, Inc. (computerized securities trading services), and President, D.H. Management, Inc. (general partner of limited partnership with technology company holdings). Between March 1, 1992, and June 30, 1993, Mr. Danson was President and Chief Executive Officer of ACCI Securities, Inc., a wholly-owned subsidiary of Acciones y Valores de Mexico, S.A. de C.V., a Mexican brokerage firm. Mr. Danson was Director of International Relations of Acciones y Valores between March 1, 1990, and February 28, 1992. Prior to joining Acciones y Valores, Mr. Danson was President of Integrated Medical Systems, Inc., a privately held company based in Golden, Colorado. Born: June 15, 1939.

   JOAN D. MANLEY
   0031 Wild Irishman Lane
   Keystone, Colorado
      Director of the Company
         Retired. Formerly (1960 to 1984), Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. Director, Sara Lee Corporation, Chicago, Illinois. Director, Big Flower Holdings, Inc., New York, New York. Born: September 23, 1932.

   ROBERT P. MASTROVITA *
   88 Upland Road
   Duxbury, Massachusetts
      Director of the Company
         Private investor; Chairman of private foundation. Formerly (1982 to 1997), Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., Boston, Massachusetts, a registered investment adviser. Member, Boston Society of Security Analysts. Overseer and Investment Committee Member, Boston Children's Hospital. Born: November 6, 1944.

   TRYGVE E. MYHREN
   2280 Detroit Street, Suite 200
   Denver, Colorado
      Director of the Company
         President, Myhren Media, Inc., Denver, Colorado, a firm that invests in and advises media, telecommunications, internet and software companies. Director, Advanced Marketing Services, Inc., LaJolla, California; Director, Peapod, Ltd., Evanston, Illinois; Director, J.D. Edwards, Denver, Colorado; and Director, Verio Inc., Englewood, Colorado. Formerly, President of The Providence Journal Company, a diversified media and communications company, Providence, Rhode Island, from 1990 to 1996; Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company, Denver, Colorado, from 1981 to 1988; and Chairman, National Cable Television Association, from 1986 to 1987. Mr. Myhren also serves on the boards of the University of Denver and National Jewish Medical Center, both of which are in Denver, Colorado. Born: January 3, 1937.

   GEORGE W. PHILLIPS
   101 Chestnut Street
   Boston, Massachusetts
      Director of the Company
         Retired. Director and Chairman, Strategic Planning Committee, Warren Bancorp, Inc., Peabody, Massachusetts, a state-chartered bank holding company. Formerly (1991 to
         1997), Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. Trustee and Chairman of the Finance and Investment Committees, Children's Medical Center of Boston, Boston, Massachusetts.
         Born:  April 5, 1938.

   * Mr. Mastrovita served as a non-employee director of The Boston Company, Inc. and Boston Safe Deposit and Trust Company until March 15, 1998. During 1998, Mr. Mastrovita received $10,250 for his service in these capacities. In addition, since July 1998, he has received directors' retirement benefits from these companies at a rate of $15,000 per year. Since both of these companies are indirect subsidiaries of Mellon Bank Corporation, Founders' ultimate parent company, it is possible that Mr. Mastrovita might be determined to be an interested director as defined in the 1940 Act. However, the Company does not concede that these prior directorships or Mr. Mastrovita's receipt of directors' retirement benefits would make him an interested director of the Funds.

THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "DIRECTORS AND OFFICERS" IS HEREBY AMENDED ON PAGE 42 TO ADD THE FOLLOWING INFORMATION CONCERNING TWO OFFICERS OF THE COMPANY ELECTED IN AUGUST 1998:

    STEPHANIE D. PIERCE
    200 Park Avenue
    New York, NY  10166
      Vice President, Assistant Treasurer and Assistant Secretary
         Ms.  Pierce has been an  employee of Funds  Distributor,  Inc., since April 1998, as Vice President, Client Development Manager in the New York office. From April 1997 to March 1998, she was employed by Citibank, NA. As an officer of Citibank, she was the Relationship Manager on the Business and Professional Banking team. Born: August 18, 1968.

    GEORGE A. RIO
    60 State Street
    Boston, MA  02109
      Vice President and Assistant Treasurer
         Executive Vice President and Client Service Director of Funds Distributor, Inc. and Premier Mutual Fund Services, Inc. (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From
         September 1983 to May 1994, he was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. Born: January 2, 1955.

THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT ADVISER AND DISTRIBUTOR -- INVESTMENT ADVISER" IS HEREBY AMENDED ON PAGES 48-49 TO REPLACE THE LAST PARAGRAPH ON PAGE 48, WHICH CARRIES OVER TO THE TOP OF PAGE 49, WITH THE FOLLOWING:

         Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Thomas M. Arrington, Vice President; Angelo Barr, Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Vice President, General Counsel and Secretary; Gregory
   P. Contillo, Senior Vice President and Chief Marketing Officer; Frank Gaffney, Vice President; Roberto Galindo, Jr., Vice President; Laurine Garrity, Vice President;

   Michael W. Gerding, Senior Vice President; Brian F. Kelly, Vice President; Paul A. LaRocco, Vice President; Douglas A. Loeffler, Vice
   President; John B. Mezger, Vice President and Director of Private Advisory Services; David L. Ray, Senior Vice President and Treasurer; and Linda M. Ripley, Vice President.

THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER RATES" IS HEREBY AMENDED ON PAGE 54 BY AMENDING THE NINTH PARAGRAPH OF THE SECTION TO READ AS FOLLOWS:

The staff of the Securities and Exchange Commission has been conducting an investigation concerning possible violations of the federal securities laws in connection with brokerage transactions that Old Founders (Founders' predecessor) effected for certain private account clients during the period 1992 through mid-1995. No determination has been made as to whether any violations have occurred. Founders is currently engaged in discussions with the staff concerning the staff's recommendations to the Commission.

THE DATE OF THIS SUPPLEMENT IS MARCH 26, 1999.

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED DECEMBER 31, 1998.


























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